Earnings Conference Call 1 st Quarter 2014 April 30, 2014 Exhibit 99.2

Cautionary Statements Regarding Forward-Looking Information
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison
Company, PECO Energy Company, Baltimore Gas and Electric Company and Exelon
Generation Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1)  Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM
1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial
Condition and Results of Operations and (c) ITEM 8. Financial Statements and
Supplementary Data: Note 22; (2) Exelon’s First Quarter 2014 Quarterly Report on
Form 10-Q (to be filed on April 30, 2014) in (a) Part II, Other Information, ITEM 1A. Risk
Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and
Analysis of Financial Condition and Results of Operations and (c) Part I, Financial
Information, ITEM 1. Financial Statements: Note 15; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Q1 2014 In Review
2014 1Q Earnings Release Slides 2
Q1 Highlights
Adjusted Operating EPS Results
(1,2)
•
Signs of Power Market Recovery
•
Winter Storms
•
Nuclear capacity factor: 94.1%
•
CENG License Transfer
•
ProLiance Acquisition
Regulatory Advocacy
•
PJM Capacity Market Reforms
o
Imports
o
Demand Response
o
Speculation
•
Educating Stakeholders on Nuclear
Economics
ExGen
BGE
ComEd
PECO
Q1 2014
$0.62
$0.30
$0.11
$0.10
$0.10
(1)
(2)
Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
Amounts may not add due to rounding.

Spot Market Volatility

- **Heating Degree Days**: significantly above 30 year normal average
- **Power Demand**: 8 of top 10 all time winter peak days in January 2014
- **Natural Gas basis prices**: Tetco M3 basis spiked to ~$75/ mmbtu in one day, and averaged over $16/ mmbtu for January
- **Power price spikes**: exceeded price cap on several occasions

On Peak HR (mmbtu/MWh)

NiHub ATC LMP ($/MWh)

Impacts on Forward Markets

Spot and Forward Market Volatility
2014 1Q Earnings Release Slides 3
Q1 2014 Saw Increased Volatility
Forward Markets Reacted To Spot Prices
•
Forward markets have a tendency to reflect spot market
activity
•
While forward hub natural gas prices stayed relatively flat
during the quarter, we saw a significant increase in power
prices and therefore heat rates in 2015 and 2016
•
This was especially true for PJM West Hub and the largest
impacts were due to the pricing of forward winter months
•
The spot market so far in 2014 has been very volatile
•
Polar vortex resulted in extreme conditions:
•
The spot prices in PJM started to reflect the changing nature of the grid and new reliance on different resources such as
natural gas supply, demand response, and oil peakers
•
Even if extreme days are taken out, 2014 saw higher prices at
NiHub than previous years
$100
$90
$80
$70
$60
$50
$40
$30
$0
Daily Heating Degree Days
2014
2013
2012
NiHub LMP per Daily HDD
(Days below $100/MWh)
7/1/2013
12.0
11.5
11.0
10.5
10.0
9.5
9.0
0.0
4/1/2014 1/1/2014 4/1/2013 10/1/2013
NiHub On Peak HR - 2016
NiHub On Peak HR - 2015
Whub On Peak HR - 2016
Whub On Peak HR - 2015
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70

Capacity Market Developments
2014 1Q Earnings Release Slides 4
New England
During first quarter, Forward Capacity Auction (FCA) #8 for planning year 17/18 cleared significantly higher than last auction. Rest of Pool cleared $7.025/kw-month and NEMA cleared $15.00/kw-month
Clearing results are indicative of a tighter supply/demand situation after the announcement of unit retirements
FCA #9 will feature a sloped demand curve for Rest of Pool resulting in a more stable market design
A  vertical demand curve for constrained zones (i.e., NEMA) remains in place until FCA #10
FERC is expected to rule on the ISO’s proposed Performance Incentives Forward Capacity Market redesign by mid-May
New York ISO
NYISO’s Summer Strip Auction cleared higher year-over-year for both Rest of State (ROS) and NYC
Beginning in May 2014 Lower Hudson Valley (LHV) has been broken out from ROS as a separate capacity zone to enhance reliability
MISO
MISO’s 2    annual capacity auction cleared higher year-over-year but is still lower than recent results in neighboring PJM RTO
We are evaluating recent reports and studies that are showing a tighter supply/demand picture in several MISO zones as plants retire
PJM – RPM rule/market design changes
Change in DR clearing mechanism which limits total volume of Limited DR and aggregate Sub-Annual products consistent with reliability limits
Standardization of demand response capacity sales plans that require Officer Certification of intent to deliver
Steam units required to apply temperature correction to establish Installed Capacity (ICAP) ratings
Limits on imports into RTO subject to a “pseudo-tie exemption”
FERC is expected to rule on PJM’s proposed speculation reforms before the auction opens nd

$/MWh

Impacts of our view on our hedging activity

Generation Hedged (1)

Impacts of our view on our hedging activity

Exelon.

Hedging Activity and Market Fundamentals

Fundamental View vs. Market - 2015
2015: Rotating into a Large Heat Rate Strategy
(1) Mid-point of disclosed total portfolio hedge % range was used
2015-Actual (excl NG hedges)
2015-Ratable
2015-Actual
•
We align our hedging strategies with our fundamental
views by leaving portfolio exposure to power price upside
•
As forward heat rates have moved, we have shifted
between our two strategies of falling behind ratable and
hedging with Natural Gas
•
When considering our behind ratable and cross commodity
strategies, we have left a significant amount of our portfolio open to moves in the power market:
•
Approximately 45% open in 2015
•
Approximately 70% open in 2016
We are deploying a behind ratable strategy and a cross-commodity position in order to leave exposure to power upside
4Q12 3Q12 1Q14 4Q13 3Q13 2Q13 1Q13
•
Structural changes in the stack and weather drove higher
prices and volatility in the spot energy market during Q1
•
The forward market has incorporated some of the upside
especially for PJM West Hub and more so in winter
months
•
We expect further upside in NiHub forward heat rates
based on our fundamental forecast given current natural
gas prices, expected retirements, new generation
resources, and load assumptions
$60
$55
$50
$45
$40
$35
$15
1Q14 4Q13 3Q13 2Q13 1Q13 4Q12 3Q12 2Q12 1Q12 4Q11 3Q11 2Q11 1Q11
Market PJMW
Fundamental View PJMW
Market NiHub
Fundamental View NiHub
2014 1Q Earnings Release Slides
10%
20%
30%
40%
50%
60%
70%
80%

Exelon Generation: Gross Margin Update
March 31, 2014 Change from Dec 31, 2013
Gross Margin Category ($M)
(1)
2014 2015 2016 2014 2015 2016
Open Gross Margin
(3)
(including South, West, Canada hedged gross
margin)
7,350 6,350 6,250 1,500 650 600
Mark-to-Market of Hedges
(3,4)
(700) 100 100 (1,450) (400) (150)
Power New Business / To Go
250 600 650 (100) (50) (50)
Non-Power Margins Executed
250 100 50 150 50 -
Non-Power New Business / To Go
150 300 350 (150) (50) -
7,300 7,450 7,400 (50) 200 400
2014 1Q Earnings Release Slides
•
Severe weather in our load serving regions led to significant power and gas volatility, which allowed us to execute on a significant piece of our new business targets
•
Our balanced generation to load strategy, as well as our geographic and commodity diversity, allowed us to navigate through several offsetting issues
•
The return of volatility to the markets may lead to more appropriate pricing of risk premiums
Recent Developments

1)
Gross margin categories rounded to nearest $50M.
2)
Total Gross Margin (Non-GAAP) is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, Exelon Nuclear
Partners and variable interest entities. Total Gross Margin is also net of direct cost of sales for certain Constellation businesses.  See Slide 25 for a Non-GAAP to GAAP reconciliation of Total
Gross Margin.
3)
Includes Exelon’s proportionate ownership share of the CENG Joint Venture.
4)
Mark to Market of Hedges assumes mid-point of hedge percentages.

Key Financial Messages
• Delivered adjusted (non-GAAP)
operating earnings in Q1 of
$0.62/share within guidance range
provided of $0.60-$0.70/share
Q1 2014 vs. Q1 2013:
•
Utilities
– Increased distribution revenue
– Increased storm costs
•
ExGen
– Lower realized gross margin
– Increased capacity pricing
2014 1Q Earnings Release Slides 7
Expect Q2 2014 earnings of $0.40 - $0.50/share and re-affirm full-year guidance range of $2.25 - $2.55/share
(2)
HoldCo
ExGen
ComEd
PECO
BGE
Q1 2013
$0.70
Q1 2014
$0.62
-$0.02
$0.39
$0.10
$0.14
$0.09
$0.30
$0.11
$0.10
$0.10
Adjusted Operating EPS Results
(1,3)
(1)
Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2)
2014 earnings guidance based on expected average outstanding shares of ~860M.  Refer to Appendix for a reconciliation of adjusted (non-GAAP operating EPS guidance to GAAP EPS )
(3)
Amounts may not add due to rounding.
2014 1Q Earnings Release Slides

Exelon Utilities Adjusted Operating EPS Contribution
(1)
BGE (+0.01):
• Increased distribution revenue due to rate cases: $0.03
• Increased storm costs: $(0.01)
PECO (-0.04):
• Increased storm costs, primarily due to the February 5,
2014 ice storm: $(0.05)
• Weather: $0.02
ComEd (+0.01):
• Weather
(2)
: $0.01
• Increased distribution revenue due to increased capital
investment and higher allowed ROE
(2)
: $0.01
• Tax interest related to 1999-2001 IRS tax settlement
adjustment recorded in the first quarter of 2013: ($0.01)
2014 1Q Earnings Release Slides
$0.33
$0.09
$0.14
$0.10
Q1 2014
$0.31
$0.10
$0.10
$0.11
Q1 2013
ComEd PECO BGE

Numbers may not add due to rounding.
(1)
Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2)
Due to the distribution formula rate, changes in ComEd’s earnings are driven primarily by changes in 30-year U.S. Treasury rates (allowed ROE), rate base and capital structure in addition to weather, load and changes in customer mix.
Key Drivers – Q1 2014 vs. Q1 2013:

ExGen Adjusted Operating EPS Contribution
(1)
2014 1Q Earnings Release Slides
Q1 2014
2014 2013
(excludes Salem and CENG)
Q1 2013
Actual
Q1 2014
Actual
Planned Refueling Outage Days 49 52
Non-refueling Outage Days 6 20
Nuclear Capacity Factor 96.4% 94.1%
•
Lower realized energy prices and higher
procurement costs for replacement power $(0.09)
•
Decrease in nuclear and fossil output in 2014,
primarily due to outage days $(0.05)
•
Higher nuclear fuel amortization and fossil fuel
costs $(0.04)
•
Partially offset by increased capacity pricing $0.08

(1)        Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
Key Drivers – Q1 2014 vs. Q1 2013

Beginning Cash Balance [1]			–
			–
			–
			–
			–
			–
– –			
–			–
			–
Ending Cash Balance [1]			

–
–
–
–
–
–

Exelon

2014 Projected Sources and Uses of Cash
Key Messages
•
Cash from Operations is projected to be $6,200M vs Plan of
$6,100M for a $100M variance. This variance is driven by:
$150M Reclassification of CENG capital expenditure at EXC
ownership
($50M) Lower Constellation gross margin due to plant
underperformance
•
Cash from Financing activities is projected to be equal to Plan of ($825M)
•
Cash from Investing activities is projected to be ($5,375M) vs
Plan of ($5,475M) for a $100M variance. This variance is driven by:
$325M early lease termination fee received at Corporate from the
City of San Antonio Public Service (“CPS”)
($150M) Reclassification of CENG Capital Expenditure at EXC
ownership
($50M) Higher PECO CapEx primarily due to January Ice Storm
($25M) ExGen: additional turbine purchases at Fourmile wind, CENG capital at ownership, and gas and hydro.
Projected Sources & Uses
(1) Excludes counterparty collateral of $134 million at 12/31/2013. In addition, the 12/31/2014 ending cash balance does not include collateral.
(2) Adjusted Cash Flow from Operations (non-GAAP) primarily includes net cash flow from operating activities and net cash flows from investing activities excluding capital expenditures of $5.4B for 2014. For March 31, 2014, includes EDF’s proportionate ownership share of CENG Joint Venture CapEx and Nuclear Fuel.  For December 31, 2013, includes 100% of CENG Joint
Venture CapEx and Nuclear Fuel.
(3) For March 31, 2014, excludes EDF’s proportionate ownership share of CENG Joint Venture CapEx and Nuclear Fuel.  For
December 31, 2013, excludes 100% of CENG Joint Venture CapEx and Nuclear Fuel.
(4) Dividends are subject to declaration by the Board of Directors.
(5) “Other” includes CENG distribution to EDF, proceeds from stock options, and expected changes in short-term debt.
(6) Includes cash flow activity from Holding Company, eliminations, and other corporate entities. CapEx for Exelon is shown net of
$325M CPS early lease termination fee.
(7) All amounts rounded to the nearest $25M.
(8) Net 2014 sources and uses for each operating company are expected to be $0M, $325M, $100M and $600M for BGE,
ComEd, PECO and ExGen, respectively
2014 1Q Earnings Release Slides 10
($ in millions) BGE ComEd PECO ExGen
Exelon
(6)
As of 4Q13 Variance
1,475 1,475
675 1,425 600 3,475 6,200 6,100 100
(525) (1,575) (500) (1,175) (3,475) (3,675) 200
n/a n/a n/a (975) (975) (900) (75)
(1,075) (1,075)
n/a n/a n/a (150) (150) (150)
n/a n/a n/a (75) (75) (75)
n/a n/a n/a (200) (200) (200)
n/a n/a n/a (50) (50) (25) (25)
(75) (200) (175) n/a (450) (450)
950 300 1,250 1,200 50
(625) (250) (525) (1,375) (1,375)
n/a n/a n/a 675 675 675
Adjusted Cash Flow from
Operations
(3)
CapEx (excluding other items below):
(3)
Nuclear Fuel
Dividend
(4)
Nuclear Uprates
Wind
Solar
Upstream
Utility Smart Grid/Smart Meter
Net Financing (excluding Dividend):
Debt Issuances
Debt Retirements
Project Finance/Federal Financing
Bank Loan
Other
(5) (75) 350 125 (400) (300) (250) (50)
1,475 1,275 200
(7)
(7,8)
(2)

Exelon Generation Disclosures March 31, 2014 2014 1Q Earnings Release Slides 11 2014 1Q Earnings Release Slides

Portfolio Management Strategy
Protect Balance Sheet Ensure Earnings Stability Create Value
Exercising Market Views
Purely ratable
Actual hedge %
Market views on timing, product
allocation and regional spreads
reflected in actual hedge %
High End of Profit
Low End of Profit
% Hedged
Open Generation
with LT Contracts
Portfolio Management &
Optimization
Portfolio Management Over Time
Align Hedging & Financials
Establishing Minimum Hedge Targets
2014 1Q Earnings Release Slides 12
Credit Rating
Capital &
Operating
Expenditure
Dividend
Capital
Structure
•
Aligns hedging program with
financial policies and financial
outlook
•
Establish minimum hedge
targets to meet financial
objectives of the company
(dividend, credit rating)
•
Hedge enough commodity risk to
meet future cash requirements
under a stress scenario
•
Ensure stability in near-term cash
flows and earnings
•
Disciplined approach to hedging
•
Tenor aligns with customer
preferences and market liquidity
•
Multiple channels to market that
allow us to maximize margins
•
Large open position in outer
years to benefit from price upside
•
Ability to exercise fundamental
market views to create value within
the ratable framework
•
Modified timing of hedges
versus purely ratable
•
Cross-commodity hedging (heat
rate positions, options, etc.)
•
Delivery locations, regional and
zonal spread relationships
Strategic Policy Alignment Three-Year Ratable Hedging Bull / Bear Program

Components of Gross Margin Categories
2014 1Q Earnings Release Slides 13
Gross margin linked to power production and sales
Gross margin from
other business activities
Open Gross
Margin
MtM of
Hedges
(2)
“Power” New
Business
“Non Power”
Executed
“Non Power”
New Business
Margins move from new business to MtM of hedges over
the course of the year as sales are executed
(5)
Margins move from “Non power new business” to
“Non power executed” over the course of the year
Load Response
Energy Efficiency
(4)
BGE Home
(4)
Distributed Solar
Portfolio
Management /
origination fuels
new business
Proprietary
Trading
(3)
Retail, Wholesale
executed gas sales
Load Response
Energy Efficiency
(4)
BGE Home
(4)
Distributed Solar
Retail, Wholesale
planned electric
sales
Portfolio
Management new
business
Mid marketing new
business
Mark to Market
(MtM) of power,
capacity and
ancillary hedges,
including cross
commodity, retail
and wholesale load
transactions
Provided directly at
a consolidated
level for five major
regions. Provided
indirectly for each
of the five major
regions via
Effective Realized
Energy Price
(EREP), reference
price, hedge %,
expected
generation
Generation Gross
Margin at current
market prices,
including capacity
and ancillary
revenues, nuclear
fuel amortization
and fossils fuels
expense
Exploration and
Production
(4)
Power Purchase
Agreement (PPA)
Costs and
Revenues
Provided at a
consolidated level
for all regions
(includes hedged
gross margin for
South, West and
Canada
(1)
)
(1) Hedged gross margins for South, West and Canada region will be included with Open Gross Margin, and no expected generation, hedge %, EREP or reference prices provided for this region.
(2) MtM of hedges provided directly for the five larger regions. MtM of hedges is not provided directly at the regional level but can be easily estimated using EREP, reference price and hedged MWh.
(3) Proprietary trading gross margins will remain within “Non Power” New Business category and not move to “Non Power” Executed category.
(4) Gross margin for these businesses are net of direct “cost of sales”.
(5) Margins for South, West & Canada regions and optimization of fuel and PPA activities captured in Open Gross Margin.
Retail, Wholesale
planned gas sales

ExGen Disclosures
Gross Margin Category ($M)
(1)
2014 2015 2016
Open Gross Margin (including South, West & Canada hedged GM)
(3)
7,350 6,350 6,250
Mark to Market of Hedges
(3,4)
(700) 100 100
Power New Business / To Go
250 600 650
Non-Power Margins Executed
250 100 50
Non-Power New Business / To Go
150 300 350
Total Gross Margin
(2)
7,300 7,450 7,400
2014 1Q Earnings Release Slides 14
Gross margin categories rounded to nearest $50M.
Total Gross Margin (Non-GAAP) is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, Exelon
Nuclear Partners and variable interest entities. Total Gross Margin is also net of direct cost of sales for certain Constellation businesses. See Slide 25 for a Non-GAAP to GAAP reconciliation of Total Gross Margin.
Includes Exelon’s proportionate ownership share of the CENG Joint Venture.
Mark to Market of Hedges assumes mid-point of hedge percentages.
(4)
Based on March 31, 2014 market conditions.
(5)
(1)
(2)
(3)
Reference Prices
(5)
2014 2015 2016
Henry Hub Natural Gas ($/MMbtu) $4.58 $4.20 $4.15
Midwest: NiHub ATC prices ($/MWh) $39.73 $31.82 $31.84
Mid-Atlantic: PJM-W ATC prices ($/MWh) $54.44 $40.59 $39.45
ERCOT-N ATC Spark Spread ($/MWh)
HSC Gas, 7.2HR, $2.50 VOM
$8.76 $8.57 $7.69
New York: NY Zone A ($/MWh) $53.86 $40.42 $38.16
New England: Mass Hub ATC Spark Spread($/MWh)
ALQN Gas, 7.5HR, $0.50 VOM
$4.08 $4.85 $2.90
2014 1Q Earnings Release Slides

ExGen Disclosures
Generation and Hedges 2014 2015 2016
Exp. Gen (GWh)
(1)
210,200 203,500 204,600
Midwest 97,300 96,700 97,700
Mid-Atlantic
(2)
75,000 70,800 71,800
ERCOT 16,400 19,000 19,200
New York
(2)
12,700 9,400 9,300
New England
8,800 7,600 6,600
% of Expected Generation Hedged
(3)
91-94% 64-67% 37-40%
Midwest 91-94% 66-69% 36-39%
Mid-Atlantic
(2)
90-93% 63-66% 37-40%
ERCOT 93-96% 61-64% 42-45%
New York
(2)
94-97% 65-68% 47-50%
New England 91-94% 53-56% 15-18%
Effective Realized Energy Price ($/MWh)
(4)
Midwest $36.50 $32.50 $33.00
Mid-Atlantic
(2)
$49.00 $42.00 $43.00
ERCOT
(5)
$12.00 $7.00 $5.00
New York
(2)
$43.00 $43.50 $37.50
New England
(5)
$9.00 $4.00 $0.50
2014 1Q Earnings Release Slides 15
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options. Expected generation assumes 14 refueling outages in 2014 and 2015 and 12 refueling outages in 2016 at Exelon-operated nuclear plants, Salem and CENG.  Expected generation assumes capacity factors of  93.6%, 93.3% and 94.4% in 2014, 2015 and 2016 at Exelon-operated nuclear plants excluding Salem and
CENG. These estimates of expected generation in 2015 and 2016 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. (2) Includes Exelon’s proportionate ownership share of CENG Joint Venture. (3) Percent of expected generation hedged is the amount of equivalent sales divided by expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options and swaps. Uses expected value on options. (4) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges. (5) Spark spreads shown for ERCOT and New England.
2014 1Q Earnings Release Slides

ExGen Hedged Gross Margin Sensitivities
Gross Margin Sensitivities (With Existing Hedges)
(1, 2)
2014 2015 2016
Henry Hub Natural Gas ($/Mmbtu)
+ $1/Mmbtu $60 $285 $490
- $1/Mmbtu $(55) $(230) $(455)
NiHub ATC Energy Price
+ $5/MWh $20 $250 $380
- $5/MWh $(20) $(245) $(375)
PJM-W ATC Energy Price
+ $5/MWh
$10 $125 $220
- $5/MWh $- $(120) $(210)
NYPP Zone A ATC Energy Price
+ $5/MWh $- $15 $25
- $5/MWh
$- $(15) $(25)
Nuclear Capacity Factor
(3)
+/- 1% +/- $50 +/- $45 +/- $45
2014 1Q Earnings Release Slides 16
(1) Based on March 31, 2014 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other price inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.  (2) Sensitivities based on commodity exposure which includes open generation and all committed transactions.
(3) Includes Exelon’s proportionate ownership share of the CENG Joint Venture.

Approximate Gross Margin ($Million)(1,2,3)

Exelon.

Exelon Generation Hedged Gross Margin Upside/Risk
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
2016
$9,200
2015
$8,500
2014
$7,550
$7,000
$6,550
$5,950
2014 1Q Earnings Release Slides 17
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2014, 2015 and 2016 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of March 31, 2014 (2) Gross Margin Upside/Risk based on commodity exposure which includes open generation and all committed transactions. (3) Gross margin is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, Exelon Nuclear Partners and variable interest entities . See Slide 25 for a Non-GAAP to GAAP reconciliation of Gross Margin.

Illustrative Example of Modeling Exelon Generation
2015 Gross Margin
Row Item Midwest
Mid-
Atlantic
ERCOT New York
New
England
South,
West &
Canada
(A) Start with fleet-wide open gross margin  $6.35 billion
(B) Expected Generation (TWh) 96.7 70.8 19.0 9.4 7.6
(C) Hedge % (assuming mid-point of range) 67.5% 64.5% 62.5% 66.5% 54.5%
(D=B*C) Hedged Volume (TWh) 65.3 45.7 11.9 6.3 4.1
(E) Effective Realized Energy Price ($/MWh) $32.50 $42.00 $7.00 $43.50 $4.00
(F) Reference Price ($/MWh)
$31.82 $40.59 $8.57 $40.42 $4.85
(G=E-F) Difference ($/MWh)
$0.68 $1.41 $(1.57) $3.08 $(0.85)
(H=D*G) Mark-to-market value of hedges  ($ million)
(1)
$45 million $65 million $(20) million $20 million $(5) million
(I=A+H) Hedged Gross Margin ($ million) $6,450 million
(J)
Power New Business / To Go ($ million)
$600 million
(K) Non-Power Margins Executed ($ million)
$100 million
(L) Non- Power New Business / To Go ($ million) $300 million
(N=I+J+K+L)
Total Gross Margin
(2)
$7,450 million
(1) Mark-to-market rounded to the nearest $5 million.
(2) Total Gross Margin (Non-GAAP) is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, Exelon Nuclear
Partners and variable interest entities. Total Gross Margin is also net of direct cost of sales for certain Constellation businesses. See Slide 25 for a Non-GAAP to GAAP reconciliation of Total
Gross Margin.
2014 1Q Earnings Release Slides 18

Additional Disclosures 2014 1Q Earnings Release Slides 19 2014 1Q Earnings Release Slides

BGE
Strong residential growth drives the
load in 2014. Improving economic
conditions are offset by continued
energy efficiency
Exelon Utilities Weather-Normalized Load
2014E
0.5%
-0.4%
0.3%
0.2%
2013
-0.3%
-0.5%
0.0%
-0.2%
Large C&I Small C&I Residential All Customers
ComEd
2014 overall load growth is slightly
above 2013 due to slowly improving
economic conditions with partially
offsetting energy efficiency
2014E
2.0%
-1.7%
0.2%
0.6%
2013
1.5%
-1.1%
0.0%
0.3%
PECO
2014 load growth is driven primarily
by Large C&I, partially offset by
Small C&I. Improved economic &
customer growth is partially offset
by energy efficiency
2014E
-0.1%
0.1%
1.6%
0.6%
2013
-3.2%
2.1%
2.0%
-0.6%
Chicago GMP 2.4%
Chicago Unemployment 8.2%
Philadelphia GMP 1.9%
Philadelphia Unemployment 7.1%
Baltimore GMP 2.4%
Baltimore Unemployment 6.2%
2014 1Q Earnings Release Slides 20 2014 1Q Earnings Release Slides
Notes:  Data is not adjusted for leap year. Source of economic outlook data is Global Insight (February 2014). Assumes 2014 GDP of 2.7% and U.S unemployment of 6.7%.
ComEd has the ROE collar as part of the distribution formula rate and BGE is decoupled which mitigates the load risk.  QTD and YTD actual data can be found in earnings release tables.
BGE  amounts have been adjusted for true-up load from prior quarters.

ComEd April 2014 Distribution Formula Rate

The 2014 distribution formula rate filing establishes the net revenue requirement used to set the rates that will take effect in January 2015 after the ICC's review. There are two components to the annual distribution formula rate filing:

- Filing Year: Based on prior year costs (2013) and current year (2014) projected plant additions.
- Annual Reconciliation: For the prior calendar year (2013), this amount reconciles the revenue requirement reflected in rates during the prior year (2013) in effect to the actual costs for that year. The annual reconciliation impacts cash flow in the following year (2015) but the earnings impact has been recorded in the prior year (2013) as a regulatory asset.

Docket #	14-0312
Filing Year	**2013 Calendar Year Actual Costs and 2014 Projected Net Plant Additions** are used to set the rates for calendar year 2015. Rates currently in effect (docket 13-0318) for calendar year 2014 were based on 2012 actual costs and 2013 projected net plant additions
Reconciliation Year	**Reconciles Revenue Requirement reflected in rates during 2013 to 2013 Actual Costs Incurred.** Revenue requirement for 2013 is based on docket 13-0386 filed in June 2013 and reflect the impacts of PA 98-0015 (SB9)
Common Equity Ratio	**~ 46%** for both the filing and reconciliation year
ROE	**9.25%** for the filing year (2013 30-yr Treasury Yield of 3.45% + 580 basis point risk premium) and **9.20%** for the reconciliation year (2013 30-yr Treasury Yield of 3.45% + 580 basis point risk premium – 5 basis points performance metrics penalty). For 2014 and 2015, the actual allowed ROE reflected in net income will ultimately be based on the average of the 30-year Treasury Yield during the respective years plus 580 basis point spread, absent any metric penalties
Requested Rate of Return	**~ 7%** for the both the filing and reconciliation Year
Rate Base	**$7,389 million**– Filing year (represents projected year-end rate base using 2013 actual plus 2014 projected capital additions). 2014 and 2015 earnings will reflect 2014 and 2015 year-end rate base respectively. **$6,616 million** - Reconciliation year (represents year-end ate base for 2013)
Revenue Requirement Increase	**$275M** ($98M is due to the 2013 reconciliation, $177M relates to the filing year). The 2013 reconciliation impact on net income was recorded in 2013 as a regulatory asset.
Timeline	• 04/16/14 Filing Date • 240 Day Proceeding • ICC order expected by mid-December 2014

Given the retroactive ratemaking provision in the EIMA legislation, ComEd net income during the year will be based on actual costs with a regulatory asset/liability recorded to reflect any under/over recovery reflected in rates. Revenue Requirement in rate filings impacts cash flow.

Note: Disallowance of any items in the 2014 distribution formula rate filing could impact 2014 earnings in the form of a regulatory asset adjustment.

21 2014 1Q Earnings Release Slides

Exelon

Appendix Reconciliation of Non-GAAP Measures 22 2014 1Q Earnings Release Slides

Q1 2014 GAAP EPS Reconciliation
Three Months Ended March 31, 2014 ExGen ComEd PECO BGE Other Exelon
2014 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.30 $0.11 $0.10 $0.10 $- $0.62
Mark-to-market impact of economic hedging activities (0.52) - - - - (0.52)
Unrealized gains related to NDT fund investments 0.01 - - - - 0.01
Merger and integration costs (0.01) - - - - (0.01)
Amortization of commodity contract intangibles (0.04) - - - - (0.04)
Tax Settlements 0.04 - - - - 0.04
Q1 2014 GAAP Earnings (Loss) Per Share $(0.22) $0.11 $0.10 $0.10 $- $0.10
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
2014 1Q Earnings Release Slides

Three Months Ended March 31, 2013 ExGen ComEd PECO BGE Other Exelon
2013 Adjusted (non-GAAP) Operating Earnings Per Share $0.39 $0.10 $0.14 $0.09 $(0.02) $0.70
Mark-to-market impact of economic hedging activities (0.29) - - - 0.01 (0.27)
Unrealized gains related to nuclear decommissioning trust funds 0.04 - - - - 0.04
Plant retirements and divestitures 0.02 - - - - 0.02
Merger and integration costs (0.03) - (0.00) 0.00 0.00 (0.03)
Amortization of commodity contract intangibles (0.14) - - - - (0.14)
Amortization of the fair value of certain debt 0.00 - - - - 0.00
Remeasurement of like-kind exchange tax position - (0.20) - - (0.11) (0.31)
Nuclear uprate project cancellation (0.02) - - - - (0.02)
Q1 2013 GAAP Earnings (Loss) Per Share $(0.02) $(0.09) $0.14 $0.09 $(0.12) $(0.01)

GAAP to Operating Adjustments
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
2014 1Q Earnings Release Slides

• Exelon’s 2014 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following:
Mark-to-market adjustments from economic hedging activities
Unrealized gains and losses from NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements
Certain costs incurred associated with the Constellation and CENG merger and integration initiatives
Non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value at the merger date for 2014
Favorable settlements of certain income tax positions on Constellation’s 2009-2012 tax returns
One-time impacts of adopting new accounting standards
Other unusual items

ExGen Total Gross Margin Reconciliation to GAAP
Total Gross Margin Reconciliation (in $M)
(5)
2014 2015 2016
Revenue Net of Purchased Power and Fuel Expense (1)(6) $7,800 $8,050 $8,050
Non-cash amortization of intangible assets, net, related to
commodity contracts recorded at fair value at the merger date (2)
$50 - -
Other Revenues (3) $(250) $(300) $(300)
Direct cost of sales incurred to generate revenues for certain
Constellation businesses (4)
$(300) $(300) $(350)
Total Gross Margin (Non-GAAP, as shown on slide 14)
$7,300 $7,450 $7,400
2014 1Q Earnings Release Slides 25
(1)
Revenue net of purchased power and fuel expense (RNF), a non-GAAP measure, is calculated as the GAAP measure of operating revenue less the GAAP measure of purchased power and fuel expense.  ExGen does not forecast the GAAP components of RNF separately.  RNF also includes the RNF of our proportionate ownership share of CENG.
(2)
The exclusion from operating earnings for activities related to the merger with Constellation ends after 2014.
(3)
Reflects revenues from Exelon Nuclear Partners, variable interest entities, funds collected through revenues for decommissioning the former PECO nuclear plants through regulated rates and gross receipts tax revenues.
(4)
Reflects the cost of sales and depreciation expense of certain Constellation businesses of Generation.
(5)
All amounts rounded to the nearest $50M.
(6)
Excludes the impact of the operating exclusion for mark-to-market due to the volatility and unpredictability of the future changes to power prices.
2014 1Q Earnings Release Slides